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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported): May 1, 2002


                             ViroPharma Incorporated
                 (Exact name of issuer as specified in charter)



            DELAWARE                   0-021699             23-2789550
  (State or Other Jurisdiction       (Commission         (I.R.S. Employer
       of Incorporation or              file              Identification
          Organization)                number)               Number)


                             405 EAGLEVIEW BOULEVARD
                            EXTON, PENNSYLVANIA 19341
                    (Address of principal executive offices)


                                 (610) 458-7300
              (Registrant's telephone number, including area code)

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Item 5 - Other Events.

         As is more fully described in the attached press release that is incorporated herein by reference, on May 1, 2002, ViroPharma Incorporated reported financial results for the first quarter ended March 31, 2002.

Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

         Exhibit No.    Description
         -----------    -----------

              99        ViroPharma Incorporated Press Release dated May 1, 2002

                           Signatures

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                           VIROPHARMA INCORPORATED

Date: May 2, 2002          By: /s/ Thomas F. Doyle
                               -------------------
                                   Thomas F. Doyle
                                   Vice President, General Counsel and Secretary

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                                Index to Exhibits

Exhibit No.        Description
-----------        -----------

     99            ViroPharma Incorporated Press Release dated May 1, 2002